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                            SENTINEL ESTATE PROVIDER

              Survivorship Variable Universal Life Insurance Policy
                                    issued by
                         National Life Insurance Company

          Supplement dated May 20, 1998 to Prospectus dated May 1, 1998


      On May 8, 1998, the Board of Directors of National Life Insurance Company ("National Life") approved a Plan of Reorganization under which National Life would convert from a mutual life insurance company to a stock life insurance company, all of the outstanding stock of which would initially be indirectly owned by a newly formed mutual insurance holding company, National Life Holding Company. All policyholders of National Life, including Owners of the Policies, would become voting members of National Life Holding Company. The contractual rights of Owners of the Policies would not change if the Plan of Reorganization is consummated. The Plan of Reorganization is subject to the approval of the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, and to a favorable vote of the policyholders of National Life.